THE LAZARD FUNDS, INC.

                   Supplement to Prospectus dated May 1, 2002



SHAREHOLDER MEETING

On August 7, 2002, the Board of Directors of The Lazard Funds, Inc. (the "Fund") approved certain changes to the fundamental investment restrictions for certain Portfolios (the "Investment Restriction Revisions") and nominated for election by shareholders the eight current members of the Board of Directors. The Investment Restriction Revisions consist of (1) increasing the percentage limit on lending securities (Equity, Small Cap, International Equity, Bond and Strategic Yield Portfolios only) and (2) expanding the ability to invest in securities of a single issuer (Equity Portfolio only). On or about November 1, 2002, a meeting of the shareholders of the Fund will be held to vote on the Investment Restriction Revisions (as applicable) and to elect a Board of Directors. Shareholders of record on August 30, 2002 are entitled to vote at the meeting. For more detailed information concerning the proposals under consideration, please call 1.800.823.6300 to request a free copy of the Proxy Statement for the shareholder meeting.

SHAREHOLDER INFORMATION

The Fund has made the following changes relating to share purchases:

     o The Fund will not accept cash or cash equivalents (such as currency, money orders or travelers checks) for the purchase of Fund shares.

     o    The new address for initial and subsequent purchases by mail is:

          The Lazard Funds, Inc.
          P.O. Box 8514
          Boston, Massachusetts 02205-8514

August 12, 2002